PATENT, TRADEMARK AND LICENSE MORTGAGE
                     --------------------------------------



         THIS PATENT, TRADEMARK AND LICENSE MORTGAGE (the "Mortgage") made as of this 31st day of December, 1998 by FOUNTAIN PHARMACEUTICALS, INC., a Delaware corporation, having its principal place of business at 7279 Bryan Dairy Road, Largo, Florida 33777 ("Mortgagor"), in favor of JOSEPH S. SCHUCHERT, an individual, with an office at 1949 Sugarland Drive, Suite 250, Sheridan, Wyoming 82801 ("Mortgagee"):

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Mortgagor and Mortgagee are parties to a certain Credit and Security Agreement, dated as of December 31,1998 ("the Security Agreement"), and the related Secured Promissory Note (the "Note") and other related loan documents of even date herewith (collectively, the "Security Documents"), which Security Documents provide (i) for Mortgagee to, from time to time, extend credit to or for the account of Mortgagor and (ii) for the grant by Mortgagor to Mortgagee of a security interest in certain of Mortgagor's assets, including, without limitation, its patents, patent applications, trademarks, trademark applications, tradenames, service marks, service mark applications, goodwill and licenses;

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Mortgagor agrees as follows:

         1. Capitalized Terms. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

         2. Mortgage of Patents, Trademarks and Licenses. To secure the complete and timely satisfaction of all of Mortgagor's "Obligations" (as defined in the Security Agreement), Mortgagor hereby grants, bargains, assigns, mortgages, pledges, sells, creates a security interest in, transfers, and conveys to Mortgagee, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale, to the extent permitted by law or by the specific license agreements, upon the occurrence of an Even of Default (as defined in the Security Agreement) all of Mortgagor's right, title and interest in and to all of its now existing and hereafter created or acquired:

                  (i) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,
         (b) all income, damages and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses
         (a)-(d) of this subsection 2(i), are sometimes hereinafter to individually as a "Patent" and, collectively, as the "Patents");

                  (ii) trademarks, trademark registrations, trademark applications, tradenames and tradestyles, service marks, service mark registrations and service mark applications, including, without limitation, the trademarks, tradenames, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and (a) renewals or extensions thereof, (b) all income, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing trademarks, tradenames and tradestyles, service marks and applications and registrations thereof, together with the items described in clauses
         (a)-(d) of this subsection (ii), are sometimes hereinafter referred individually as a "Trademark," and, collectively, as the "Trademarks");

                  (iii) all license agreements with respect to any of the Patents or the Trademarks or any other patent, trademark, service mark or any application or registration thereof or any other tradename or tradestyle between Mortgagor and any other party, whether Mortgagor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a part hereof (all of the foregoing license agreements and Mortgagor's rights thereunder are referred to collectively as the "Licenses"); and

                  (iv) the goodwill of Mortgagor's business connected with and symbolized by the Trademarks.

         3. Warranties and Representations. Mortgagor warrants and represents to Mortgagee that:

                  (i) Each of the Patents, Trademarks and Licenses is valid and enforceable;

                  (ii) Mortgagor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, Trademarks and Licenses, free and clear of any liens, charges and encumbrances, including, without limitation, licenses, shop rights and covenants by Mortgagor not to sue third persons;

                  (iii) Mortgagor has no notice of any suits or actions commenced or threatened with reference to the Patents, Trademarks or Licenses; and

                  (iv) Mortgagor has the right to execute and deliver this Mortgage and perform its terms and has entered into or will enter into written agreements with each of its present and future employees, agents and consultants which will enable it to comply with the covenants contained herein.

         4. Restrictions on Future Agreements. Mortgagor agrees that until the Obligations shall have been satisfied in full and the Security Documents shall have been terminated, Mortgagor shall not sell or assign its interest in, or grant any license under, the Patents, Trademarks or Licenses, or enter into any other agreement with respect to the Patents, Trademarks or Licenses which is inconsistent with Mortgagor's obligations under this Mortgage, without the prior written consent of Mortgagee, and Mortgagor further agrees that it shall not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action (solely with respect to the Patents and the Tradenames), which would affect the validity or enforcement of the rights transferred to Mortgagee under this Mortgage.

         5. New Patents, Trademarks, and Licenses. Mortgagor represents and warrants that the Patents, Trademarks and Licenses listed on Exhibits A, B and C, respectively, constitute all of the Patents, Trademarks, and Licenses now owned by Mortgagor. All other patent rights or investments of Mortgagor shall be subject to this Mortgage.

         6. Royalties; Terms. The term of the mortgages granted herein shall extend until the earlier of (i) the expiration of each of the respective Patents, Trademarks and Licenses assigned hereunder, and (ii) the Obligations have been paid in full and the Security Documents have been terminated. Upon the occurrence of an Event of Default, Mortgagor agrees that the use by Mortgagee of all Patents, Trademarks and Licenses shall be worldwide and without any liability for royalties or other related charges from Mortgagee to the Mortgagor.

         7. Grant of License to Mortgagor. Unless and until an Event of Default shall have occurred, Mortgagee hereby grants to Mortgagor the exclusive, nontransferable right and license to use the Trademarks in the ordinary course of its business, to exercise Mortgagee's rights under the Licenses, and to make, have made, use and sell the inventions disclosed and claimed in the Patents for Mortgagor's own benefit and account and for none other. Mortgagor shall use the Trademarks only on goods of at least as high quality as the goods on which Mortgagor or its predecessor used the goods prior to the date hereof. Mortgagor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Mortgagor in this Section 7, without the prior written consent of Mortgagee. From and after the occurrence of an Event of Default, Mortgagor's license with respect to the Patents, Trademarks and Licenses set forth in this Section 7 shall terminate forthwith, and Mortgagee shall have, in addition to all other rights and remedies given it by this Mortgage, those allowed by law and the rights and remedies of a secured party under the Uniform

Commercial Code as enacted in any of the jurisdictions in which the Patents, Trademarks or Licenses may be located, and shall have immediate power of sale and full and unencumbered ownership of the Patents, Trademarks and Licenses.

         8. Mortgagee's Right to Inspect. Mortgagee shall have the right, at any time and from time to time during normal business hours and prior to payment in full of the Obligations, to inspect Mortgagor's premises and to examine Mortgagor's books, records and operations, including, without limitation, Mortgagor's quality control processes. Upon the occurrence of an Event of Default, Mortgagor agrees that Mortgagee, or a conservator appointed by Mortgagee, shall have the right to establish such additional product quality controls as Mortgagee, or said conservator, in its sole judgment, may deem necessary to assure maintenance of the quality of products sold by Mortgagor under the Trademarks.

         9. Release of Mortgage. This Mortgage is made for collateral purposes only. Upon, but only upon, payment in full of the Obligations and termination of the Security Documents, Mortgagee shall execute and deliver to Mortgagor all deeds, assignments and other instruments, and shall take such other actions, as may be necessary or proper to re-vest in Mortgagor full title to the Patents, Trademarks, and Licenses, subject to any disposition thereof which may have been made by Mortgagee pursuant hereto or pursuant to the Security Documents.

         10. Expenses. All reasonable expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Mortgagor. All reasonable fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by Mortgagee in connection with the filing or recording of any documents (including, without limitation, all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents, Trademarks and Licenses, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks and Licenses, shall be borne by and paid by Mortgagor on demand by Mortgagee and until so paid shall be added to the principal amount of Mortgagor's Obligations and shall bear interest at the rate set forth in the Note.

         11. Duties of Mortgagor. Mortgagor shall have the duty (i) to prosecute diligently any material patent, trademark or service mark applications pending as of the date hereof or thereafter until the Obligations shall have been paid in full, (ii) to make application on unpatented but patentable inventions and on trademarks and service marks, as appropriate, and to the extent commercially reasonable, (iii) to preserve and maintain all rights in the Patents, Trademarks and Licenses, and (iv) to ensure that the Patents, Trademarks and Licenses are and remain enforceable. Any expenses incurred in connection with Mortgagor's obligations under this Section 11 shall be borne by Mortgagor. Mortgagor shall not abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other Patent, Trademark or License without the consent of Mortgagee, except as may be commercially reasonable.

         12. Mortgagee's Right to Sue. After the occurrence of an Event of Default, Mortgagee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents, Trademarks and Licenses, and, if Mortgagee shall commence any such suit, Mortgagor shall, at the request of Mortgagee, do any and all lawful acts and execute any and all proper documents required by Mortgagee in aid of such enforcement and Mortgagor shall promptly, upon demand, reimburse and indemnify Mortgagee for all reasonable costs and expenses incurred by Mortgagee in the exercise of its rights under this Section 12.

         13. Waivers. No course of dealing between Mortgagor and Mortgagee, nor any failure to exercise, nor any delay in exercising, on the part of Mortgagee, any right, power or privilege hereunder or under the Security Documents shall operate as a waiver thereof.

         14. Severability. The provisions of this Mortgage are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction.

         15. Modification. This Mortgage cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

         16. Cumulative Remedies; Power of Attorney; Effect on Financing Agreement. All of Mortgagee's rights and remedies with respect to the Patents, Trademarks and Licenses, whether established hereby or by the Security Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Upon the occurrence of an Event of Default, Mortgagor hereby authorizes Mortgagee to make, constitute and appoint any officer or agent of Mortgagee as Mortgagee may select, in its sole discretion, as Mortgagor's true and lawful attorney-in-fact, with power to (i) endorse Mortgagor's name on all documents necessary or desirable for Mortgagee in the use of the Patents, Trademarks and Licenses, or (ii) take any other actions with respect to the Patents, Trademarks and Licenses as Mortgagee deems to be in the best interest of Mortgagee, or (iii) grant or issue any license under the Patents, Trademarks or Licenses to anyone, or (iv) subject to applicable law, assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Trademarks or Licenses to anyone. Mortgagee hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Obligations shall have been paid in full. Mortgagee shall have, in addition to all other rights and remedies given it by the terms of this Mortgage and the Security Documents, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Trademarks or Licenses may be located.

         17. Binding Effect; Benefits. This Mortgage shall be binding upon the Mortgagor and its respective successors and assigns, and shall inure to the benefit of Mortgagee, its successors, nominees and assigns.

         18. Governing Law. This Mortgage shall be governed by and construed in accordance with the internal laws of the State of Wyoming.

         19. Further Assistance. Mortgagor and Mortgagee agree to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as either party shall reasonably request from time to time in order to carry out the purpose of this Mortgage and the agreements set forth herein.

         20. Survival of Representations. All representations and warranties contained in this Mortgage shall survive the execution and delivery of this Mortgage and shall be remade on the date of each borrowing under the Note.

         IN WITNESS WHEREOF, following approval by all of its directors, Fountain Pharmaceuticals, Inc. has duly executed this Mortgage in favor of Joseph S. Schuchert as of the date first written above.

ATTEST:                                       FOUNTAIN PHARMACEUTICALS, INC.



______________________________                By: /s/ Gerald T. Simmons
                                              ------------------------------
Title: Corporation Secretary of               Title: President/CEO
       Fountain Pharmaceuticals, Inc.


AGREED AND ACCEPTED to this
31st day of December, 1998


/s/ Joseph S. Schuchert
-------------------------------
    Joseph S. Schuchert

                         THIS INSTRUMENT PREPARED BY AND
                             AFTER FILING RETURN TO:

                          Joseph S. Schuchert III, Esq.
                             Jeffrey D. Warren, Esq.
                        Eaglestone Capital Services, Inc.
                            400 Oceangate, Suite 1125
                          Long Beach, California 90802




STATE OF FLORIDA   )
                   )   ss.
COUNTY OF Pinellas )


                  The foregoing Patent, Trademark and License Mortgage was executed and acknowledged before me this 6th day of January, 1999, by Gerald T. Simmons and ______________________, personally known to me to be the President/CEO and _______________________, respectively, of Fountain Pharmaceuticals, Inc., a Delaware corporation, on behalf of such corporation.


                                                     /s/ Francis J. Werner
                                                     ---------------------------
                                                     Notary Public No. CC520799

                                                     Pinellas County, Florida

                                                     My commission expires:
                                                     December 25, 1999
                                                     -----------------
                                       7

                         FOUNTAIN PHARMACEUTICALS, INC.
                  INTELLECTUAL PROPERTY - Domestic and Foreign
                                January 12, 1999

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
     S&A File No.          Country       Serial No.      Filing Date       Patent No.        Issue Date       Status
     ------------          -------       ----------      -----------       ----------        ----------       ------
------------------------------------------------------------------------------------------------------------------------------------
10767/0800 SERIES:   METHOD FOR MAKING SOLVENT DILUTION MICROCARRIERS

         This series of patents claims technology associated with adding the active ingredient at the time of manufacture.

         Specifically, this series of patents covers (1) methods, consisting essentially of four steps, for forming solvent dilution microcarrier vehicles (SDMCs) in which the active ingredient is added in the initial preparation step, (2) SDMCs made according to the claimed method, and
         (3) an optically clear solution made by following the first three preparation steps. The method consists of the following steps: (1) mixing the active ingredient with a bilayer-forming material in a nonaqueous solvent; (2) adding water to form a turbid solution; (3) adding a nonaqueous solvent to form an optically clear solution; and
         (4) an organization step, which is either an aerosolization step, an additional dilution step, or a drying/rehydrating step.

------------------------------------------------------------------------------------------------------------------------------------
        B-26623              U.S.            204214        06/08/88                                    ABANDONED - Appeal Withdrawn
     (10767/00801)

------------------------------------------------------------------------------------------------------------------------------------

       B-26623CN            CANADA           602057        06/07/89                                           PENDING - Taxes due
     (10767/00819)                                                                                                after grant
                                                                                                            Issue Fee paid 08/03/98
------------------------------------------------------------------------------------------------------------------------------------

       B-26623IS            ISRAEL            90561        06/07/89        90561     11/19/93                 Expires 06/07/09
     (10767/00821)                                                                                       Taxes due 07/07/99; 03; 07

------------------------------------------------------------------------------------------------------------------------------------

       B-26623SP            SPAIN            8902007       06/08/89       2013531    03/30/90              Expires 06/08/09
     (10767/00822)                                                                                       Taxes due 06/08/94 and
                                                                                                 yearly thereafter until expiration
------------------------------------------------------------------------------------------------------------------------------------

      B-26623CIP             U.S.           07/460838      06/08/89       5133965    07/28/92                   Expires 07/28/09
     (10767/00802)                                                                                              Maintenance Fees
                                                                                                                due 01/28/00; 04

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                                  Page 1 of 6

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
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
     S&A File No.       Country            Serial No.    Filing Date    Patent No.   Issue Date               Status
     ------------       -------            ----------    -----------    ----------   ----------               ------
------------------------------------------------------------------------------------------------------------------------------------

     B-26623CIP/AS        AUSTRALIA          37777/89      06/08/89       628355      01/22/93             Expires 06/08/09
     (10767/00803)                                                                                      Taxes due 06/08/94 and
                                                                                                  yearly thereafter until expiration
------------------------------------------------------------------------------------------------------------------------------------

    B-26623CIPD/AS        AUSTRALIA          27194/92      10/20/92                                                 ABANDONED
     (10767/00807)      (Divisional of                                                                               12/08/94
                    Australian Serial No.
                          37777/89)
------------------------------------------------------------------------------------------------------------------------------------

     B-26623CIP/BZ          BRAZIL           PCT/US89/     06/08/89                                                 ABANDONED
     (10767/00804)                             02454

------------------------------------------------------------------------------------------------------------------------------------

     B-26623CIP/EP     EUROPEAN PATENT      89907512.1     06/08/89       0372070     01/15/97                   Expires 06/08/09
     (10767/00809)        CONVENTION

------------------------------------------------------------------------------------------------------------------------------------

      10767/00823          AUSTRIA            0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                                                                                                                 Expires 06/08/09
------------------------------------------------------------------------------------------------------------------------------------

      10767/00827          BELGIUM            0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                                                                                                                 Expires 06/08/09
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      10767/00824           FRANCE            0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                                                                                                                 Expires 06/08/09
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      10767/00825       GREAT BRITAIN         0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                                                                                                                 Expires 06/08/09
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      10767/00811          GERMANY            0372070      06/08/89     68927669908   01/15/97               Annual Taxes Due June 8
                                                                                                                 Expires 06/08/09
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      10767/00831         HONG KONG          981067494     06/25/98                                                  PENDING

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
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
     S&A File No.       Country            Serial No.    Filing Date    Patent No.   Issue Date               Status
     ------------       -------            ----------    -----------    ----------   ----------               ------
------------------------------------------------------------------------------------------------------------------------------------

      10767/00826           ITALY            0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                                                                                                                Expires 06/08/09
------------------------------------------------------------------------------------------------------------------------------------

      10767/00828         LUXEMBOURG         0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                                                                                                                Expires 06/08/09
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      10767/00829        NETHERLANDS         0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                                                                                                                Expires 06/08/09

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       10767/830            SWEDEN           0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                                                                                                                Expires 06/08/09
------------------------------------------------------------------------------------------------------------------------------------

                         SWITZERLAND         0372070      06/08/89       0372070     01/15/97               Annual Taxes Due June 8
                       (Liechtenstein)                                                                          Expires 06/08/09


      10767/00817

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     B-26623CIP/JA          JAPAN           506883/89     06/08/89                               PENDING - Taxes due after grant
     (10767/00812)                                                                            Response to Office Action due 09/02/98
                                                                                                           (extendable)
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     B-26623CIP/KR       SOUTH KOREA        90/700244     02/07/90                                                 ABANDONED
     (10767/00813)                                                                                                  06/07/94

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     B-26623CIP/NR          NORWAY           900591       06/08/89       180771      06/18/97              Expires 06/08/09
     (10767/00814)                                                                                      Taxes due 06/08/94 and
                                                                                                  yearly thereafter until expiration
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     B-26623CIP/SI        SINGAPORE         96095336      06/08/89                                                  PENDING
     (10767/00816)                                                                                           Grant Fee due 10/03/99
                                                                                                                   Published
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                                  Page 3 of 6

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
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
     S&A File No.       Country            Serial No.    Filing Date    Patent No.   Issue Date               Status
     ------------       -------            ----------    -----------    ----------   ----------               ------
------------------------------------------------------------------------------------------------------------------------------------


    B-26623CIP/PCT  PARIS COOPERATION TREATY   PCT/US89/     06/08/89                                            FILE CLOSED -
     (10767/00815)                               02454                                                        Entered National Stage

------------------------------------------------------------------------------------------------------------------------------------

      B-26623CIPC             U.S.             07/882801     05/14/92       5269979     12/14/93              Expires 12/14/10
     (10767/00805)                                                                                            Maintenance Fees
                                                                                                              due 06/14/01; 05
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     B-26623CIPD1             U.S.             07/885462     05/19/92                             ABANDONED in favor of Divisional
     (10767/00806)                                                                                          Application

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     B-26623CIPDC             U.S.             08/122808     09/17/93                                        ABANDONED 07/14/94
     (10767/00808)

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10767/00900 SERIES:   LIPOSOME PREPARATION AND ITS USE FOR TREATMENT OF BURN WOUNDS

------------------------------------------------------------------------------------------------------------------------------------

        B-33694               U.S.                08/027138           03/05/93                               ABANDONED 11/22/94
     (10767/00901)

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10767/01001 SERIES:        VACCINE DELIVERY SYSTEM

         This patent series focuses on precursor solutions and the so-called
         Aremote-loadable@ technology, where a precursor solution is first made and an active ingredient added at a Aremote@ point in time. For example, in this case the product may be a precursor solution to which another manufacturer adds desired active ingredients to form SDMC=s.

         Specifically, this patent series covers (1) method, consisting essentially of four preparation steps, for forming solvent dilution microcarriers (SDMCs) in which the active ingredient is added in the last preparation step and (2) a shelf stable, optically clear precursor solution made according to the first three preparation steps. The method consists of the following steps: (1) mixing the bilayer forming material in a nonaqueous solvent; (2) adding water to form a turbid solution; (3) adding a nonaqueous solvent to form a shelf stable optically clear precursor solution; and (4) adding the active ingredient to the optically clear precursor solution. The active ingredient can be added either immediately or remotely to the optically clear precursor solution.

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
     S&A File No.       Country               Serial No.        Filing Date    Patent No.   Issue Date               Status
     ------------       -------               ----------        -----------    ----------   ----------               ------
------------------------------------------------------------------------------------------------------------------------------------

        B-33910                 U.S.             08/023971        02/26/93                                 ABANDONED 11/14/94
     (10767/01001)

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      B-33910CIP                U.S.             08/507401        01/02/96                                   PENDING
     (10767/01002)                                                                                Notice of Allowance dated 09/02/98
                                                                                                             received
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    B-33910CIP/PCT    PARIS COOPERATION TREATY   PCT/US94/        02/25/94                                 FILE CLOSED--
     (10767/01008)                                 02053                                               Entered National Stage

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     B-33910CIP/AS           AUSTRALIA            6250694         02/25/94     677826      08/29/97           Expires 02/25/14
     (10767/01003)                                                                                  Taxes due 02/25/97 and yearly
                                                                                                      thereafter until expiration
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     B-33910CIP/CN             CANADA             2157125         02/25/94                              PENDING - Request for
     (10767/01004)                                                                                    Examination due 02/25/01

                                                                                                 Taxes due 02/25/96 and yearly
                                                                                                    thereafter until expiration
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     B-33910CIP/EP    EUROPEAN PATENT           94909807.3        02/25/94                   PENDING - Taxes due 02/25/96 and yearly
     (10767/01005)    CONVENTION designating:                                                        thereafter until expiration
                      Austria, Belgium,                                                        Published Deadline to record in Hong
                      Denmark, France, Great                                                              Kong: 12/27/98
                      Britain, Germany,
                      Italy,  Netherlands,
                      Portugal, Singapore,
                      Spain, Sweden, and
                      Switzerland/
                      (Liechtenstein)
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     B-33910CIP/JA             JAPAN             51929694         02/25/94                     PENDING - Request for Examination due
     (10767/01007)                                                                                            02/25/01

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
------------------------------------------------------------------------------------------------------------------------------------
     S&A File No.       Country    Serial No.  Filing Date    Patent No.   Issue Date                     Status
     ------------       -------    ----------  -----------    ----------   ----------                     ------
------------------------------------------------------------------------------------------------------------------------------------

     B-33910CIP/SI   SINGAPORE    96092499      02/25/94                                      PENDING - Request for Examination
     (10767/1009)                                                                                            filed
                                                                                                          Published
------------------------------------------------------------------------------------------------------------------------------------

        B-34347         U.S.      08/069267     05/28/93                                              ABANDONED 01/20/95
     (10767/01101)

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                   Trademarks


United States Trademarks and Trademark Registrations:
-----------------------------------------------------

Trademark                                                     Reg. No.                  Goods
---------                                                     --------                  -----

LYPHAZOME
OCTAZOME in Block Letter Form                                 1,714,885
OCTAZOME & Design                                             1,799,024
"FP" in Stylized Form                                         1,810,369
DAYLONG                                                       1,811,787
                                                              1,822,214

State Trademarks and Trademark Registrations:
---------------------------------------------

State             Trademark                                   Reg. No.                  Goods
-----             ---------                                   --------                  -----



Foreign Trademarks and Trademark Registrations:
-----------------------------------------------

Tradenames:                                                   Reg. No.
-----------                                                   --------


Trademark Applications:
-----------------------

Trademark                                        Application No.    Application Date:       Country
---------                                        ---------------    -----------------       -------

OCTAZOME EXCELL                                  75/568819             10/13/98            United States
BOTANICAL BODY DRENCH                            75/568822             10/13/98            United States
FADE SHADES                                      75/568877             10/13/98            United States

                                    EXHIBIT C

                                    Licenses
                                    --------




See Schedule 4(p)(ii) Contracts in Disclosure Schedules to Stock Purchase and Subscription Agreement between Fountain Pharmaceuticals, Inc. and Fountain Holdings, LLC dated July 11, 1997.